Property, Plant and Equipment, Net (Details) - Schedule of Carrying Value of Property, Plant and Equipment on Finance Lease Arrangements - Motor Vehicles [Member]	Mar. 31, 2024 SGD ($)	Mar. 31, 2024 USD ($)	Mar. 31, 2023 SGD ($)
Schedule of Carrying Value of Property, Plant and Equipment on Finance Lease Arrangements [Line Items]
Motor vehicles	$ 1,559,976	$ 1,157,682	$ 1,973,510
Less: Accumulated amortization	(1,136,177)	(843,174)	(1,330,540)
Motor vehicles, net	$ 423,799	$ 314,508	$ 642,970